MANNING & NAPIER FUND, INC.

Supplement dated November 28, 2011 to the combined Prospectus (the “Prospectus”)

dated May 1, 2011 as amended June 1, 2011 and supplemented September 28, 2011 for the following Series:

Small Cap Series	Core Bond Series
Commodity Series	Core Plus Bond Series
Technology Series	Real Estate Series
International Series	Emerging Markets Series
Life Sciences Series	Inflation Focus Equity Series
World Opportunities Series	Diversified Tax Exempt Series
High Yield Bond Series	New York Tax Exempt Series
Global Fixed Income Series	Ohio Tax Exempt Series
Financial Services Series

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

1.	The following information is hereby added to the “Portfolio Managers” section of the Financial Services Series Summary Section of the Prospectus:

Ajay M. Sadarangani, CFA, Senior Analyst
Senior Analyst, has managed the Series since 2010.

2.	The information with respect to Ajay M. Sadarangani in the “Portfolio Managers” section of the Real Estate Series Summary Section of the Prospectus is hereby deleted.

3.	Manning & Napier Advisors, Inc., the investment advisor to the Fund and each of its portfolios (each, a “Series”), is undergoing a restructuring that will result in a newly formed Delaware limited liability company to be called Manning & Napier Advisors, LLC. On or about October 1, 2011, Manning & Napier Advisors, LLC will assume the same roles and responsibilities as Manning & Napier Advisors, Inc. currently has with respect to the Fund and each of its Series. This change will not affect the portfolio management teams or investment strategies of any of the Series of the Fund.

Accordingly, all references to Manning & Napier Advisors, Inc. in the Fund Prospectuses and SAIs are hereby deleted and replaced by Manning & Napier Advisors, LLC, to be effective on the date of the corporate restructuring, which is expected to be on or about October 1, 2011.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Supp MNSMX 11/28/11

MANNING & NAPIER FUND, INC.

Supplement dated November 28, 2011 to all of the Statements of Additional Information

(“SAIs”) of the Manning & Napier Fund, Inc. (the “Fund”)

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the Prospectuses and SAI.

1.	Effective November 18, 2011, Richard M. Hurwitz has resigned from the Board of Directors of the Fund.

Accordingly, all references to Mr. Hurwitz in the Fund SAIs are hereby deleted.

2.	Manning & Napier Advisors, Inc., the investment advisor to the Fund and each of its portfolios (each, a “Series”), is undergoing a restructuring that will result in a newly formed Delaware limited liability company to be called Manning & Napier Advisors, LLC. On or about October 1, 2011, Manning & Napier Advisors, LLC will assume the same roles and responsibilities as Manning & Napier Advisors, Inc. currently has with respect to the Fund and each of its Series. This change will not affect the portfolio management teams or investment strategies of any of the Series of the Fund.

Accordingly, all references to Manning & Napier Advisors, Inc. in the Fund Prospectuses and SAIs are hereby deleted and replaced by Manning & Napier Advisors, LLC, to be effective on the date of the corporate restructuring, which is expected to be on or about October 1, 2011.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Supp All 11/28/11